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BANNER CORPORATION (Name of Registrant as Specified in Its Charter)

BANNER CORPORATION
(Name of Person(s) Filing Proxy Statement)

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March 22, 2002

Dear Shareholder:

              You are cordially invited to attend the Annual Meeting of Shareholders of Banner Corporation. The meeting will be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, April 19, 2002, at 10:00 a.m., local time.

              The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

              It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

              We look forward to seeing you at the meeting.

                                                                                      Sincerely,

                                                                                      /s/Gary Sirmon
                                                                                      Gary Sirmon
                                                                                      President and Chief Executive Officer


BANNER CORPORATION
10 S. First Avenue
Walla Walla, Washington 99362
(509) 527-3636

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 19, 2002

              NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Banner Corporation ("Company") will be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, April 19, 2002, at 10:00 a.m., local time, for the following purposes:

(1)	To elect four directors to serve for a three year term;
(2)	The approval of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002; and
(3)	To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.
NOTE:	The Board of Directors is not aware of any other business to come before the meeting.

              Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

              Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                        /s/ALBERT H. MARSHALL
                                                                        ALBERT H. MARSHALL
                                                                        SECRETARY

Walla Walla, Washington
March 22, 2002

IMPORTANT: The prompt return of proxies will save your Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.


PROXY STATEMENT
OF
BANNER CORPORATION
10 S. First Avenue
Walla Walla, Washington 99362
(509) 527-3636

ANNUAL MEETING OF SHAREHOLDERS
APRIL 19, 2002

              This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Banner Corporation ("Company") to be used at the 2002 Annual Meeting of Shareholders ("Annual Meeting") of the Company. The Company is the holding company for Banner Bank (sometimes referred to herein as the “Bank”). The Annual Meeting will be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, April 19, 2002, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about March 22, 2002.

VOTING AND PROXY PROCEDURE

              Shareholders Entitled to Vote. Shareholders of record as of the close of business on March 1, 2002 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of March 1, 2002, the Company had 11,598,103 shares of Common Stock issued and outstanding.

              If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Annual Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

              Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

              Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. The Board recommends a vote:

              • FOR the election of the nominees for director; and

              • FOR the approval of the appointment of Deloitte & Touche LLP as independent auditors.


              The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. In voting on the ratification of the appointment of Deloitte & Touche LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and broker non-votes will have no effect on the voting. However, abstentions will have the effect of a vote against the proposal.

              Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

              If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

              Participants in the Banner Corporation ESOP. If a shareholder is a participant in the Banner Corporation Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. The instructions are confidential and will not be disclosed to the Company. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of February 1, 2002, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. To the Company's knowledge, no other person or entity beneficially owned more than 5% of the Company's outstanding Common Stock as of February 1, 2002.

              The following table also sets forth, as of February 1, 2002, information as to the shares of Common Stock beneficially owned by (a) each director, (b) each of the executive officers named in the Summary Compensation Table contained in this Proxy Statement (the "named executive officers") and (c) all executive officers and directors of the Company as a group.


Name	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding

Beneficial Owners of More Than 5%

Banner Corporation Employee Stock Ownership Plan Trust	1,004,861	(2)	8.7%

Westport Asset Management, Inc. 253 Riverside Avenue Westport, Connecticut 06880	1,002,606	(3)	8.6

Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	936,672	(4)	8.1

Directors

Robert D. Adams	97,116	(5)	*
David B. Casper	106,864	(6)	*
Margaret C. Langlie	20,959		*
Dean W. Mitchell	88,451	(7)	*
Brent A. Orrico	123,756	(8)	1.1
Wilber Pribilsky	105,336	(9)	*
Steven Sundquist	5,209		*
D. Michael Jones**	--		--

Named Executive Officers

Gary Sirmon***	376,771		3.2
Jesse G. Foster***	112,399		*
S. Rick Meikle****	114,763		*
Lloyd W. Baker	29,997	(10)	*
Michael K. Larsen	156,899	(11)	1.4

All Executive Officers and	1,348,634		11.6
Directors as a Group
(14 persons)

_______________

*	Less than one percent of shares outstanding.
**	Effective February 11, 2002, Mr. D. Michael Jones was appointed President and Chief Executive Officer of Banner Bank and as a director of the Company and the Bank to fill the vacancy created by Mr. Meikle’s resignation as President and a director of the Company and the Bank, effective January 31, 2002.
***	Messrs. Sirmon and Foster are also directors of the Company.
****	Mr. Meikle served as President of Banner Bank and as a director of the Company and the Bank until his resignation effective January 31, 2002.
(1)

In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in

(footnotes continued on following page)


trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Company's ESOP and shares of restricted stock granted under the Company's Management Recognition and Development Plan, as to which the holders have voting power but not investment power, are included as follows: Mr. Orrico, 1,815 shares; Ms. Langlie, 2,420 shares; Mr. Sundquist, 3,025 shares; Mr. Sirmon, 9,294 shares; Mr. Foster, 3,157 shares; Mr. Meikle, 2,843 shares; Mr. Baker, 5,461 shares; Mr. Larsen, 9,170 shares; and all executive officers and directors as a group, 39,060 shares. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of February 1, 2002 through the exercise of stock options granted pursuant to the Company's stock option plans: Mr. Adams, 47,219 ; Mr. Casper, 47,219; Mr. Mitchell, 47,219; Mr. Pribilsky, 47,219; Mr. Orrico, 11,772; Ms. Langlie, 7,702; Mr. Sirmon, 218,148; Mr. Foster, 102,631; Mr. Meikle, 82,489; Mr. Baker, 10,995; Mr. Larsen, 90,861; and all executive officers and directors as a group, 721,689.

(2)

Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of March 1, 2002, 427,822 shares have been allocated to participants' accounts, excluding allocations to individuals who no longer participate in the ESOP. The trustees of the ESOP are Directors Casper, Mitchell, Sundquist, Adams, Pribilsky, Orrico and Langlie.

(3)

Information concerning the shares owned by Westport Asset Management, Inc. as of December 31, 2001 was obtained from an amended Schedule 13G dated February 14, 2002. According to this filing, Westport Asset Management, Inc., an investment advisor registered under the Investment Advisors Act of 1940, has shared voting power with respect to 760,606 shares and shared dispositive power with respect to 1,002,606 shares.

(4)

Information concerning the shares owned by Dimensional Fund Advisors as of December 31, 2001 was obtained from a Schedule 13G dated January 30, 2002. According to this filing, Dimensional Fund Advisors, an investment advisor registered under the Investment Advisors Act of 1940, has sole voting and dispositive power with respect to 936,672 shares.

(5)	Includes 2,700 shares owned by Mr. Adams' wife.
(6)	Includes 1,718 shares owned by a company controlled by Mr. Casper.
(7)	Includes 1,210 shares owned by a company controlled by Mr. Mitchell.
(8)	Includes 11,964 shares owned by companies controlled by Mr. Orrico and 85,619 shares owned by trusts directed by Mr. Orrico.
(9)	Includes 3,025 shares owned by a company controlled by Mr. Pribilsky.
(10)	Includes 847 shares owned by Mr. Baker's wife.
(11)	Includes 2,752 shares owned by Mr. Larsen's wife.

PROPOSAL 1 - ELECTION OF DIRECTORS

              The Board of Directors is divided into three classes with three-year staggered terms, with approximately one- third of the directors elected each year. Four directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified.

              Effective January 31, 2002, S. Rick Meikle resigned his position as President and a Director of the Company and the Bank. Effective February 11, 2002, D. Michael Jones was appointed President and Chief Executive Officer of the Bank and a Director of the Company and the Bank.

              The nominees for election this year are Jesse G. Foster, Dean W. Mitchell, Brent A. Orrico and D. Michael Jones. Messrs. Foster, Mitchell and Orrico are current members of the Board of Directors and Mr. Jones has been nominated to fill the vacancy created by the resignation of Mr. Meikle, whose term as director would have expired in 2002. All nominees have been nominated to serve for a three-year term.


              It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

              The Board of Directors recommends a vote "FOR" the election of Messrs. Foster, Mitchell, Orrico, and Jones.

              The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

Name	Age (1)	Year First Elected or Appointed Director (2)	Term to Expire

BOARD NOMINEES

Jesse G. Foster	63	1996	2005(3)
Dean W. Mitchell	67	1979	2005(3)
Brent A. Orrico	52	1999	2005(3)
D. Michael Jones	59	2002	2005(3)

DIRECTORS CONTINUING IN OFFICE

David B. Casper	65	1976	2003
Margaret C. Langlie	56	2000	2003
Steven Sundquist	51	2001	2003
Gary Sirmon	58	1983	2004
Wilber Pribilsky	68	1987	2004
Robert D. Adams	60	1984	2004

(1)	As of December 31, 2001.
(2)	Includes prior service on the Board of Directors of Banner Bank.
(3)	Assuming the individual is re-elected.

              The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

              Jesse G. Foster is the President of the Oregon Division of Banner Bank. He was formerly the Chief Executive Officer, President and a Director of Inland Empire Bank, which he joined in 1962.

              Dean W. Mitchell is Manager of Tri-Cities Communications, Inc., which operates KONA AM and FM radio stations, with which he has been affiliated for 44 years.

              Brent A. Orrico is a former Director of Towne Bank. He is President of FAO Corporation, an asset management company, and is a principal of B & O Financial Management Company.

              D. Michael Jones is the President and Chief Executive Officer of Banner Bank and a Director of the Company and the Bank. He joined Banner Bank in 2002 following an extensive career in banking, finance and accounting. Mr.


Jones is a Certified Public Accountant (Inactive) and served as President and Chief Executive Officer from 1996 to 2001 for Source Capital Corporation, a lending company in Spokane, Washington. From 1987 to 1995, Mr. Jones served as President of West One Bancorp, a large regional banking franchise based in Boise, Idaho.

              David B. Casper is President of David Casper Ranch, Inc., a farming operation he has owned since 1973.

              Margaret C. Langlie is a former Director of Towne Bank, which she helped found in 1991. She is a partner in the law firm of Langlie & Goddu which has offices in Woodinville and Leavenworth, Washington.

              Steven Sundquist is Manager of Sund-Roy, LLC, a fruit packing and shipping company. He is also the Secretary and Management Team Leader of Sundquist Fruit and Cold Storage, Inc., a fruit grower and shipper.

              Gary Sirmon is Chief Executive Officer, President and a Director of the Company and a Director of Banner Bank. He joined Banner Bank in 1980 as an executive vice president and served as its Chief Executive Officer from 1982 until February 2002.

              Wilber Pribilsky is the Chairman and Chief Executive Officer of Bur-Bee Co., Inc., a wholesale food distributor, with which he has been affiliated for 54 years.

              Robert D. Adams is a partner in and the President and Chief Executive Officer of Carroll Adams Tractor Co., which sells and rents farm, industrial and consumer equipment and with which he has been affiliated for 32 years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

              The Board of Directors of the Company conducts its business through meetings of the Board and through its committees. During the calendar year ended December 31, 2001, the Board of Directors of the Company held 14 meetings. No director of the Company attended fewer than 75% of the total meetings of the Board and committees on which such person served during this period.

              The Executive Committee, consisting of Directors Casper, Adams, Pribilsky and Sirmon, acts for the Board of Directors when formal Board action is required between regular meetings. This committee has the authority to exercise all powers of the full Board of Directors, except that it does not have the power, among other things, to: declare dividends, authorize the issuance of stock, amend the Bylaws, or approve any agreement of merger or consolidation other than mergers with a subsidiary of the Company. The Executive Committee did not meet during the year ended December 31, 2001.

              The Audit Committee, consisting of Directors Adams, Pribilsky, Casper, Mitchell, Orrico, Langlie and Sundquist oversees management's fulfillment of its financial reporting responsibilities and maintenance of an appropriate internal control system. It also recommends the appointment of the Company's independent public accountants and oversees the activities of the Company's internal audit functions. The Audit Committee has a Charter which specifies its obligation and the Audit Committee believes it has fulfilled its responsibility under the Charter. All members of the Audit Committee are non-employee directors. The Audit Committee met nine times during the year ended December 31, 2001.

              The Compensation Committee, which consists of Directors Mitchell, Casper, Adams, Pribilsky, Orrico, Langlie and Sundquist, sets salary policies and levels for senior management and oversees all salary and incentive compensation programs for the Company. The Compensation Committee met three times during the year ended December 31, 2001.

              The Incentive Stock Option Plan Committee, consisting of Directors Casper, Adams, Orrico and Sundquist, administers the Company's stock option plan. This committee met four times during the year ended December 31, 2001.


              The Management Recognition and Development Plan Committee, consisting of Directors Casper, Mitchell, Adams, Pribilsky, Orrico, Langlie and Sundquist, administers the Company's Management Recognition and Development Plan. This committee met once during the year ended December 31, 2001.

              The Nominating Committee, consisting of Directors Mitchell, Casper, Adams, Pribilsky, Orrico, Langlie and Sundquist, selects nominees for the election of directors and develops a list of nominees for board vacancies. The Nominating Committee met twice during the year ended December 31, 2001.

DIRECTORS' COMPENSATION

              Non-employee directors of the Company receive a retainer of $12,000 and a fee of $1,000 per meeting attended, $500 per special meeting attended and $500 per committee meeting attended. Officers of the Company or its subsidiaries who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any committee of the Board of Directors.

              In order to encourage the retention of qualified directors, the Company has entered into deferred fee agreements whereby directors may defer all or a portion of their regular fees until retirement. Each director may direct the investment of the deferred fees toward the purchase of life insurance or the Company's Common Stock. The Company has established a grantor trust to hold the Common Stock investments. The assets of the trust are considered part of the Company's general assets and the directors have the status of unsecured creditors of the Company with respect to the trust assets. The deferred fee agreements provide pre-retirement death and disability benefits in an amount based on the value of the director's account balance upon the occurrence of either event. At retirement, a director may elect to receive the balance of his account in a lump sum or in annual installments over a period not exceeding the life expectancy of the director and his beneficiary. At December 31, 2001, the Company's estimated deferred compensation liability expense accrual with respect to non-employee directors was $2.3 million.

EXECUTIVE COMPENSATION

              Summary Compensation Table. The following information is furnished for the Chief Executive Officer of the Company and for the four highest paid executive officers of the Company who received salary and bonus (incentive compensation) in excess of $100,000 for the year ended December 31, 2001.

		Annual Compensation			Long-Term Compensation Awards
Name and Position	Year*	Salary($)	Bonus** ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Award ($)(3)	Securities Underlying Options (#)	All Other Compensation ($)(4)

Gary Sirmon	2001	$325,000	$125,170	$---	$---	15,000	$60,089
Chief Executive Officer	2000	308,275	122,238	---	---	18,350	68,651
	1999	295,000	---	---	---	33,769	56,985

Lloyd W. Baker	2001	140,000	34,166	---	---	4,800	17,571
Chief Financial Officer	2000	121,737	28,404	---	---	4,800	20,212
and Executive Vice	1999	113,000	---	---	---	3,880	15,929
President

(table continued on following page) 7

		Annual Compensation			Long-Term Compensation Awards
Name and Position	Year*	Salary($)	Bonus** ($)(1)	Other Annual Compensation ($)(2)	Restricted Stock Award ($)(3)	Securities Underlying Options (#)	All Other Compensation ($)(4)

Michael K. Larsen	2001	152,810	36,085	---	---	4,800	18,299
Executive Vice	2000	144,210	43,177	---	---	4,800	30,823
President	1999	138,000	---	---	---	6,317	31,986

Jesse G. Foster	2001	159,996	44,185	---	---	8,500	20,854
President of Oregon	2000	149,112	39,071	---	---	9,000	19,868
Division of Banner	1999	142,008	---	---	---	8,165	20,317
Bank

S. Rick Meikle	2001	225,000	60,271	---	---	---	24,529
Former President of	2000	171,375	59,821	---	---	16,250	24,026
Banner Bank (5)	1999	141,000	106,000 (5)	---	---	8,798	44,662

 ___________________

*	Effective December 31, 1999, the Company changed its fiscal year from March 31 to December 31.
**	Reflects incentive compensation received by the named executive officers.
(1)

The named executive officers elected to forego the incentive compensation that would have been paid in January 2002 for the calendar year ended December 31, 2001. Incentive compensation for the calendar year ended December 31, 2000 was accrued during the year but paid in January 2001. Incentive compensation for the calendar year ended December 31, 1999 was accrued during the year but paid in January 2000.

(2)	Does not include certain benefits, the aggregate amounts of which do not exceed 10% of total annual salary and incentive compensation.
(3)

Pursuant to the Management Recognition and Development Plan, shares of restricted stock were awarded to Messrs. Sirmon, Baker and Larsen on July 26, 1996. On July 26, 2001, the last 20% of the restricted stock awards vested and the shares were valued at $396,084 (18,367 shares at $21.565 per share), $9,122 (423 shares at $21.565 per share) and $198,031 (9,183 shares at $21.565 per share) for Messrs. Sirmon, Baker and Larsen, respectively. At December 31, 2001, all of the restricted stock awards were vested.

(4)

Amounts for fiscal year 2001 reflect: for Mr. Sirmon, deferred compensation contribution of $41,953, ESOP contribution of $10,200, and employer contribution to the Company’s 401(k) Plan of $7,936; for Mr. Baker, cash distribution of accrued vacation leave of $2,692 pursuant to executive’s election, deferred compensation contribution of $379, ESOP contribution of $10,200, and employer contribution to the Company’s 401(k) Plan of $4,300; for Mr. Larsen, cash distribution of accrued vacation leave of $2,939 pursuant to executive's election, deferred compensation contribution of $1,212, ESOP contribution of $10,200, and employer contribution to the Company’s 401(k) Plan of $3,948; for Mr. Foster, cash distribution of accrued vacation leave of $3,077 pursuant to executive’s election, deferred compensation contribution of $2,051, ESOP contribution of $10,200, and employer contribution to the Company’s 401(k) Plan of $5,526; and for Mr. Meikle, deferred compensation contribution of $6,990, ESOP contribution of $10,200, and employer contribution to the Company’s 401(k) Plan of $7,339.

(5)

Mr. Meikle resigned as President of Banner Bank effective January 31, 2002. On February 11, 2002, D. Michael Jones was selected by the Board of Directors to become the President and Chief Executive Officer of Banner Bank and a director of the Company and Bank.


              Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to the named executive officers during the calendar year ended December 31, 2001.

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/sh)	Expiration Date	Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price Appreciation
					for Option Term (2)
					5%($)	10%($)

Gary Sirmon	15,000	9.8%	$16.425	12/19/11	$154,944	$392,658
Lloyd W. Baker	4,800	3.1	16.425	12/19/11	49,582	125,651
Michael K. Larsen	4,800	3.1	16.425	12/19/11	49,582	125,651
Jesse G. Foster	8,500	5.6	16.425	12/19/11	87,802	222,506
S. Rick Meikle (3)	--	--	--	--	--	--

____________________

(1)	Each option grant reported in the table vests at the rate of 20% per annum. Options will become immediately exercisable in the event of a change in control of the Company.
(2)

The dollar gains under these columns result from calculations required by the Securities and Exchange Commission's (“SEC”) rules and are not intended to forecast future price appreciation of the Common Stock of the Company. It is important to note that options have value to the listed executives only if the stock price increases above the exercise price shown in the table during the effective option period. In order for the listed executives to realize the potential values set forth in the 5% and 10% columns in the table, the price per share of the Company's Common Stock would be approximately $26.75 and $42.60, respectively, as of the expiration of the options granted on December 19, 2001.

(3)	Mr. Meikle resigned as President of Banner Bank effective January 31, 2002.

              Option Exercise/Value Table. The following information with respect to options exercised during the fiscal ear ended December 31, 2001, and remaining unexercised at the end of the fiscal year, is presented for the named executive officers.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Gary Sirmon	40,668	$176,973	218,148	57,972	929,676	128,477
Jesse G. Foster	5,780	24,093	102,631	22,534	415,299	47,362
Lloyd W. Baker	5,000	20,921	10,995	11,891	41,434	24,471
Michael K. Larsen	15,322	66,676	90,861	13,935	404,781	29,177
S. Rick Meikle (2)	3,303	50,234	64,343	53,410	23,726	54,187

_______________
(1)

Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

(2)	Mr. Meikle resigned as President of Banner Bank effective January 31, 2002.

              Employment Agreements with Named Executive Officers. The Company entered into employment agreements with Messrs. Sirmon, Larsen and Baker (individually, the "Executive") on July 1, 1998 and with Mr. Jones (also, the “Executive”) on February 11, 2002. The agreements provide that the Executive’s base salary is subject to annual review. The current base salaries for Messrs. Sirmon, Larsen, Baker and Jones, are $350,000, $160,451,

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$160,000, and $300,000, respectively. In addition to base salary, the agreements provide for the Executive's participation in the employee benefit plans and other fringe benefits applicable to executive personnel. The initial three-year term of each agreement may be extended annually for an additional year at the discretion of the Board of Directors of Banner Bank and the agreements for Messrs. Sirmon, Larsen and Baker were extended on July 1, 2001. The employment of the Executive is terminable at any time for cause as defined in the agreements. In addition, Messrs. Sirmon, Larsen and Baker may be terminated without cause in which case they would continue to receive base salary and other benefits over the remaining term of the agreement. In the event of Mr. Jones’s termination without cause, he would continue to receive his base salary over the remaining term of the agreement.

              The agreements also provide for the payment of severance benefits to the Executive in the event of his termination of employment following a change in control of Banner Bank or the Company. Such benefits would include a lump sum payment equal to 2.99 times the average of the Executive's five preceding years' compensation and continuation of retirement, life, health, and disability coverage for a three-year period. In the event of a change in control of Banner Bank or the Company, the total cash payment due under the agreements, excluding any benefits payable under any employee benefit plan, would be approximately $2,326,625, $1,114,471, $413,722, and $897,000 for Messrs. Sirmon, Larsen, Baker and Jones, respectively. For purposes of the agreements, "change in control" includes, among other things, a change in control within the meaning of the rules and regulations promulgated by the Board of Governors of the Federal Reserve System under the Change in Bank Control Act of 1978, the acquisition by any person of securities representing 20% or more of the outstanding securities of Banner Bank or the Company (or 25% or more of the outstanding securities of the Company for Mr. Jones), or a plan of reorganization, merger, consolidation, or sale of substantially all of the assets of Banner Bank or the Company in which Banner Bank or the Company is not the resulting entity.

              The agreements restrict the right of the Executive to compete against Banner Bank or the Company for a period of one year following retirement in the area of Walla Walla or any other area in which Banner Bank maintains a full service branch office.

              Banner Bank of Oregon (formerly known as Inland Empire Bank) entered into an employment agreement with Mr. Foster on September 30, 1994. The agreement was continued, with certain modifications, following the acquisition of Banner Bank of Oregon by the Company and its merger into Banner Bank. The initial term of the agreement expired on September 30, 1999. The agreement provides for an automatic one-year extension unless either party gives notice of an intention not to renew at least 60 days prior to the expiration date. Mr. Foster’s base salary, which is subject to periodic review, is currently $185,000. In the event of Mr. Foster’s termination without cause, Banner Bank is obligated to continue his then current salary through the expiration date of the agreement. In the event of Mr. Foster’s resignation following a change in control of Banner Bank (as defined in the agreement), Banner Bank is obligated to continue his base salary for a 12 month period but, in any event, not longer than the expiration date of the agreement. The agreement restricts Mr. Foster's ability to compete with Banner Bank within a 50-mile radius of the former Banner Bank of Oregon’s main and branch office locations during any period in which he is receiving compensation payments from Banner Bank.

              Towne Bank, the Company, and the Bank had entered into an employment agreement with Mr. Meikle on April 1, 1998, which agreement provided for an initial term of three years and automatic one-year extensions, on substantially similar terms to the agreements for Messrs. Sirmon, Larsen and Baker. Mr. Meikle’s employment agreement was terminated upon his voluntary resignation, effective January 31, 2002. In connection with his resignation, the Bank authorized severance compensation payable to Mr. Meikle for one year (through January 31, 2003) at his then-current salary of $225,000, payable monthly. Each payment is subject to all applicable federal and state withholding obligations. As a condition of payment, Mr. Meikle has agreed not to solicit any of the Bank’s employees or customers for the period through July 31, 2002. The Bank released Mr. Meikle from the non-competition covenant in his employment agreement.

              Salary Continuation and Deferred Compensation Agreements. Banner Bank has entered into salary continuation agreements with Messrs. Sirmon and Larsen (individually, the "Executive") to ensure their continued

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service with Banner Bank through retirement. Banner Bank has purchased life insurance to finance the benefits payable under the agreements. Assuming that the Executive remains in the employ of Banner Bank to age 65, the agreements provide for monthly payments over a minimum of a 180-month period following retirement. The annual payment for Messrs. Sirmon and Larsen would be $112,000 and $64,000, respectively. In the event of the Executive's termination of employment by reason of death or disability prior to age 65, the salary continuation benefit would be payable to the Executive or his designated beneficiary.

              For 1994 and subsequent years, Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, limits to $150,000 (indexed) per employee the amount of compensation that is considered for purposes of determining the maximum contribution to Banner Bank's tax-qualified profit sharing plan on behalf of each eligible employee. Banner Bank credits certain executive officers whose total compensation exceeds $150,000 with additional deferred compensation to restore amounts that may not be contributed to the profit sharing plan as a consequence of the Section 401(a)(17) limitation. For the fiscal year ended December 31, 2001, $16,953 was credited as deferred compensation for Mr. Sirmon; $2,051 was credited as deferred compensation for Mr. Foster; $379 was credited as deferred compensation for Mr. Baker; $1,212 was credited as deferred compensation for Mr. Larsen; and $6,990 was credited as deferred compensation for Mr. Meikle.

              Banner Bank of Oregon entered into an agreement with Mr. Foster to provide him with supplemental retirement benefits. The agreement was continued, with certain modifications, following the acquisition of Banner Bank of Oregon by the Company and its merger into Banner Bank. The agreement provides that, following Mr. Foster’s retirement at or after attaining age 62 (or in the event of his prior death or disability) and for a 12-year period thereafter, Banner Bank will pay him (or his beneficiary) an annual benefit equal to 40 percent of his average annual salary during the three years preceding his retirement. In the event of his termination of employment prior to age 62, Mr. Foster’s benefits would be deferred until age 62. The agreement also restricts Mr. Foster’s ability to compete with the Bank within a 50-mile radius of the former Banner Bank of Oregon’s main and branch office locations for a one-year period following his termination of employment.

              Supplemental Executive Retirement Program. The Company has adopted a Supplemental Executive Retirement Program (“SERP”) for selected senior executives, including Messrs. Sirmon, Larsen, and Baker (individually, the “Executive”) and Mr. Meikle, former President of the Bank until his resignation, effective January 31, 2002. At termination of employment at or after attaining age 62 with at least 15 years of service, the Executive’s annual benefit under the SERP would be computed as the product of 3% of the Executive’s final average compensation (defined as the three calendar years of Executive’s annual cash compensation, including bonuses, which produce the highest average within the Executive’s final eight full calendar years of employment) and the Executive’s annual years of service, reduced by certain amounts, such as the amount payable to the Executive under the Company’s 401(k) profit sharing plan and its ESOP, employer-contributed deferred compensation, and any amount payable to an Executive under the salary continuation agreements described above. The maximum benefit would be 60% of final average compensation, less applicable reductions. A reduced benefit is payable at termination of employment at or after attaining age 59½ with at least 15 years of service. At December 31, 2001, none of the named executive officers were eligible for benefits under the SERP. At December 31, 2001, the estimated annual benefit payable to Messrs. Sirmon and Baker upon normal retirement would be approximately $72,916 and $69,343, respectively, and there would be no annual benefit payable to Mr. Larsen. Mr. Meikle forfeited any rights he may have had under the SERP upon his resignation, effective January 31, 2002.

AUDIT COMMITTEE MATTERS

              Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company’s Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit

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Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company.

              Report of the Audit Committee. The Audit Committee reports as follows with respect to the Company’s audited financial statements for the year ended December 31, 2001:

              •       The Audit Committee has completed its initial review and discussion of the Company’s 2001 audited financial statements with management;

              •       The Audit Committee has discussed with the independent auditors (Deloitte & Touche LLP) the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, including matters related to the conduct of the audit of the Company’s financial statements;

              •       The Audit Committee has received written disclosures, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditors’ professional judgment, reasonably may be thought to bear on the auditors’ independence, and the letter from the independent auditors confirming that, in its professional judgment, it is independent from the Company and its related entities, and has discussed with the auditors the auditors’ independence from the Company; and

              •       The Audit Committee has, based on its initial review and discussions with management of the Company’s 2001 audited financial statements and discussions with the independent auditors, recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2001 be included in the Company’s Annual Report on Form 10-K.

Audit Committee:	Robert D. Adams, Chairman Wilber Pribilsky David B. Casper Dean W. Mitchell Brent A. Orrico Margaret C. Langlie Steven Sundquist

              Independence and Other Matters. Each member of the Audit Committee is "independent," as defined, in the case of the Company, under The Nasdaq Stock Market Rules. The Audit Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Audit Committee members are current officers or employees of the Company or its affiliates.

COMPENSATION COMMITTEE MATTERS

              Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation Committee and Performance Graph shall not be incorporated by reference into any such filings.

              Report of the Compensation Committee. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other

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executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental executive compensation decisions affecting those individuals. The Compensation Committee of the Board of Directors of the Company is responsible for establishing and monitoring compensation policies of the Company and for reviewing and ratifying the actions of the Compensation Committee of the Board of Directors of Banner Bank. Performance is evaluated and salaries are set by the Compensation Committee of the Bank.

              General. The Bank’s Compensation Committee’s duties are to recommend and administer policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels. The Committee has final authority to set compensation levels.

              Compensation Policies. The executive compensation policy of the Bank is designed to establish an appropriate relationship between executive pay and the Company's and the Bank’s annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance the ability of the Company and the Bank to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

              •            To attract and retain key executives who are vital to the long-term success of the Company and the Bank and are of the highest caliber;

              •            To provide levels of compensation competitive with those offered throughout the financial industry and consistent with the Company's and the Bank’s level of performance;

              •            To motivate executives to enhance long-term shareholder value by building their equity interest in the Company; and

              •            To integrate the compensation program with the Company's and the Bank’s annual and long-term strategic planning and performance measurement processes.

              The Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives including: (1) the performance of the Company and the Bank as a whole with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by the progress of the Company and the Bank during the year.

              Base Salary. The Bank’s current compensation plan involves a combination of salary, at-risk incentives to reward short-term performance, stock options to reward long-term performance and deferred compensation. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in Washington, Oregon, the Northwest and the United States. The Committee’s peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Committee annually reviews the Northwest Financial Industry Salary Survey prepared by Milliman USA (actuaries and consultants) in association with the Washington Bankers Association, the Washington Financial League and the Oregon Bankers Association, covering 140 Northwest financial organizations, the America's Community Bankers’ Compensation Survey which covers 458 responding financial institutions, the Moss Adams Pacific Northwest Bankers’ Compensation Survey covering 72 respondents in Washington, Oregon, Idaho and Montana, the Watson Wyatt Survey of Top Management Compensation, and an individualized review of executive compensation prepared by Watson Wyatt.

              Incentive (at-risk) Compensation Program. A short-term incentive plan is in effect for the officers of the Bank which is designed to compensate for performance. The plan is designed to provide for incentive compensation of up

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to 35% of salary for the chief executive officer, up to 25% of salary for executive vice presidents, up to 20% of salary for senior vice presidents and up to 15% of salary for vice presidents and certain other officers. In certain circumstances, incentive compensation may be payable at higher levels based on exceptional performance in excess of established targets. The performance incentive is based primarily on quantifiable data such as return on assets, return on equity, loan and deposit growth, asset quality and level of operating expenses. Subjective evaluation of performance is limited.

              Deferred Compensation. To the extent that executive officers' contributions to Banner Bank’s retirement programs are limited by applicable law, Banner Bank credits each affected executive with deferred compensation in the amount of the additional annual contribution the executive would have received if such limits were not applicable.

              Long Term Incentive Compensation. The Company, with shareholder approval, on July 26, 1996, adopted the 1996 Management Recognition and Development Plan and the 1996 Stock Option Plan, on July 24, 1998, the 1998 Stock Option Plan, and on April 20, 2001, the 2001 Stock Option Plan, under which officers may receive grants and awards. The Company believes that stock ownership by the Company's and the Bank’s officers is a significant factor in aligning the interests of the officers with those of shareholders. Stock options and stock awards under such plans were allocated based upon regulatory practices and policies, the practices of other recently converted financial institutions as verified by external surveys and based upon the officers' level of responsibility and contributions to the Company and the Bank. The Company also provides a 401(k) profit sharing plan. A committee appointed by the Board of Directors administers the 401(k) profit sharing plan and the named executive officers participate in the 401(k) profit sharing plan.

              Compensation of the Chief Executive Officer. During the calendar year ended December 31, 2001, the base salary of Gary Sirmon, President and Chief Executive Officer of the Company and then Chief Executive Officer of Banner Bank, was $325,000. In addition, he received incentive compensation of $125,170, which was accrued during the calendar year ended December 31, 2000 but was paid in January 2001, and was credited with $60,089 in other compensation (comprised of Deferred Compensation - $41,953, Employees' Stock Ownership Plan - $10,200, and 401(k) contribution - $7,936 ). This resulted in total compensation of $510,259, which represents a 7.2% increase from the twelve-month period ended December 31, 2000. The Committee believes that Mr. Sirmon's compensation is appropriate based on the Company's overall compensation policy, on the basis of the Committee's consideration of peer group data, and the financial performance of the Company during the fiscal year.

Compensation Committee:	Dean Mitchell, Chairman Robert D. Adams David B. Casper Wilber Pribilsky Brent A. Orrico Margaret C. Langlie Steven Sundquist

              Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

              Performance Graph. The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq (U.S. Stock) Index, a peer group of the SNL $1 Billion to $5 Billion Asset Bank Index and a peer group of the SNL $1 Billion to $5 Billion Asset Thrift Index. Total return assumes the reinvestment of all dividends.

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COMPARISON OF CUMULATIVE TOTAL RETURN *

Banner Corporation
NASDAQ - Total US*
SNL $1B-$5B Bank Index
SNL $1B-$5B Thrift Index
350
300
250
200
150
100
50
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01

	Period Ending
Index	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01
Banner Corporation	$100.00	$151.49	$147.55	$ 93.16	$109.99	$125.80
Nasdaq Total U.S.	100.00	122.48	172.68	320.89	193.01	153.15
SNL $1B-$5B Banks	100.00	166.77	166.38	152.91	173.52	210.83
SNL $1B-$5B Thrifts	100.00	177.50	159.33	142.69	172.47	245.89

* Assumes $100 invested in the Company's Common Stock at the closing price per share and each index on December 31, 1996 and that all dividends were reinvested. Information for the graph was provided by SNL Securities L.C.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

              Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

              Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended December 31, 2001 all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

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TRANSACTIONS WITH MANAGEMENT

              Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Company's subsidiary financial institution is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

              Ms. Margaret C. Langlie, a director of the Company, is an attorney and is a partner with her spouse in the Woodinville, Washington law firm of Langlie & Goddu. The law firm handles various legal matters for the Company and the Bank. As counsel for the Company and the Bank for the fiscal year ended December 31, 2001, Langlie & Goddu was paid approximately $324,000 in legal fees and expense reimbursement. Ms. Langlie abstains from voting upon, evaluation of, or discussion regarding the firm’s legal services. She does not personally perform any legal services for the Company or the Bank.

PROPOSAL II - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

              Deloitte & Touche LLP served as the Company's independent auditors for the calendar year ended December 31, 2001. The Board of Directors has appointed Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002, subject to approval by stockholders. A representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

Audit Fees

              The aggregate fees billed to the Company by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”) for professional services rendered for the audit of the Company’s financial statements for fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, including travel and out-of-pocket expenses for that year, were $291,000.

Financial Information Systems Design and Implementation Fees

              There were no professional services rendered by Deloitte & Touche in the 2001 fiscal year relating to financial information systems design and implementation. Deloitte & Touche provides no consulting services to the Company.

All Other Fees

              Other than audit fees, the aggregate fees billed to the Company by Deloitte & Touche for fiscal 2001, none of which were financial information systems design and implementation fees, were $37,000, including audit-related services of approximately $26,000 and non-audit services of $11,000. Audit-related services generally include fees for consents and other attestation reports. The Audit Committee of the Board of Directors determined that the services performed by Deloitte & Touche other than audit services are not incompatible with Deloitte & Touche maintaining its independence.

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              THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

OTHER MATTERS

              The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

MISCELLANEOUS

              The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

              The Company's 2001 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on March 1, 2002. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

              A copy of the Company's Form 10-K for the calendar year ended December 31, 2001, as filed with the SEC, will be furnished without charge to shareholders of record as of March 1, 2002 upon written request to Albert H. Marshall, Secretary, Banner Corporation, 10 S. First Avenue, PO Box 907, Walla Walla, Washington 99362.

SHAREHOLDER PROPOSALS

              Proposals of shareholders intended to be presented at the Company's annual meeting to be held in 2003 must be received by the Company no later than November 27, 2002 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

              In addition, the Company's Articles of Incorporation provide that in order for business to be brought before the Annual Meeting, a shareholder must deliver notice to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

              The Company's Articles of Incorporation provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of the Annual Meeting of shareholders; provided, however, that if less than thirty-one days' notice of the Annual Meeting is given to shareholders, such written notice

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must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of Common Stock of the Company which are beneficially owned by each such nominee, (iv) such other information as would be required to be included pursuant to the Exchange Act in a proxy statement soliciting proxies for the election of the proposed nominee, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the class and number of shares of the Company which are beneficially owned by such shareholder.

                                                                        BY ORDER OF THE BOARD OF DIRECTORS

                                                                        /s/ALBERT H. MARSHALL
                                                                        ALBERT H. MARSHALL
                                                                        SECRETARY

Walla Walla, Washington
March 22, 2002

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REVOCABLE PROXY
BANNER CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
APRIL 19, 2002

              The undersigned hereby appoints Robert D. Adams, Wilber Pribilsky and David B. Casper, and each of them, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Banner Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Annual Meeting"), to be held at the Elks Lodge at 351 E. Rose Street, Walla Walla, Washington, on Friday, April 19, 2002, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

		FOR	VOTE WITHHELD

1.	The election as director of the nominees listed below (except as marked to the contrary below)	[ ]	[ ]

Jesse G. Foster (three year term) Dean W. Mitchell (three year term) Brent A. Orrico (three year term) D. Michael Jones (three year term)

INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

		FOR	AGAINST	ABSTAIN

2.	The approval of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2002.	[ ]	[ ]	[ ]

3.	In their discretion, upon such other matters
as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the listed propositions.

The proxies or the trustees of the ESOP, as the case may be, will vote your shares as directed on this card. If you do not indicate your choices on this card, the proxies will vote your shares in accordance with the directors' recommendations. If any other business is presented at the Annual Meeting, the proxies will vote your shares in accordance with the directors' recommendations. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy card also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and on matters incident to the conduct of the Annual Meeting.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

              Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

              The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 22, 2002 and the 2001 Annual Report to Shareholders.

Dated: _____________ , 2002

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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